Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

COLONIAL PROPERTIES TRUST
REPORTS SECOND QUARTER 2004 EARNINGS

BIRMINGHAM, Ala., July 20, 2004—Colonial Properties Trust (NYSE: CLP) (the “Company”) today reported net income available to common shareholders of $6.4 million or $0.24 per fully diluted share (EPS) for the second quarter 2004; for the same period in 2003, net income available to common shareholders was $3.8 million or $0.15 per fully diluted share. Year-to-date EPS was $0.73 in 2004 as compared to $0.66 for the same period in 2003.

Funds from operations (FFO) for the second quarter were $32.7 million, or $0.87 per fully diluted share/unit (FFOPS), compared to $27.0 million, or $0.77 per share/unit for the same period a year ago. On a year-to-date basis, FFOPS was $1.73 in 2004 as compared to $1.64 for the same period in 2003. In the second quarter of 2003, the Company incurred a one-time $4.5 million non-cash charge related to the redemption of its 8.75% series A preferred shares. A reconciliation from ‘net income available to common shareholders’ to ‘funds from operations’ is provided in the attached tables.

On a same-property basis, the multifamily, office and retail divisions posted net operating income (NOI) results of a 4.4 percent increase, 13.8 percent decrease and 2.2 percent increase, respectively, for the second quarter 2004, as compared to the same period a year ago. In the second quarter of 2003, the office division recorded $2.2 million in lease termination fees; excluding lease termination fees for both periods, the office division’s same-property growth was a 1.8 percent decrease. Occupancies at the end of the period for the Company’s stabilized properties were 96 percent, 91 percent and 89 percent for the multifamily, office and retail divisions, respectively. A reconciliation of ‘total divisional net operating income’ to ‘income from continuing operations before discontinued operations’ is provided in the attached tables.

“With continued expansion in the economy, the Company is experiencing improvements in same-property growth and solid leasing activity in retail and multifamily,” stated Thomas H. Lowder, chairman and chief executive officer. “While the office sector lags other property types, the Company’s office portfolio has maintained strong performance in the Huntsville and Birmingham markets.”

Investment and Disposition Activities

The Company acquired a 320-unit multifamily asset, Colonial Grand at Arringdon, in the Raleigh/Durham, North Carolina market and a 165,000 square foot retail lifestyle center, Kingwood Commons, in Houston, Texas. Since that time, the Company has continued to be active in the multifamily and retail acquisition markets.

In June, Colonial Properties acquired five multifamily assets in the Dunwoody and Gwinnett submarkets of Atlanta, Georgia. Totaling 1,091 units the class-A portfolio is currently 97 percent occupied.

The Company acquired a 90% interest in the Village on the Parkway lifestyle center located in the Dallas sub-market of Addison, Texas. The 380,000 square foot open-air center is 86 percent occupied and anchored by 127,500 square foot Bed, Bath & Beyond.

The Company acquired a 20% interest and the management of The Cunningham Apartments, a 280 unit property is located in Austin, Texas. In addition, the Company acquired a 25% partnership interest and the management of Colonial Grand at Bayshore and Colonial Grand at Palma Sola, totaling 716 multifamily units; both properties are located in Bradenton Florida.

For additional details of the Company’s disposition and investment activities, see the Company’s detailed Supplemental Financial Highlights available on the Company’s website.

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

Financing Activities

In April, the Company issued $100 million in senior unsecured notes due in April 2011. The notes carry a coupon of 4.80% and were priced to yield 4.82%. The proceeds of the transaction were used to pay down the Company’s revolving line of credit. In June, the Company swapped the notes to floating through the 2011 maturity. The notes will carry an interest rate based on six-month LIBOR.

In June, the Company issued $300 million in senior unsecured notes due June 2014. The notes carry a coupon of 6.25% and were priced to yield 6.35%. The proceeds of the transaction were used to pay down the revolving line of credit and general corporate purposes, which may include future acquisitions.

Conference Call and Supplemental Materials

The Company will hold its quarterly conference call Wednesday, July 21st at 1:00 pm central time. The call will include a review of the Company’s second quarter performance and discussion of the Company’s strategy and current expectations for the future.

To participate, dial 1-877-500-9123. As with previous calls, a replay will be available for one week, by dialing 800-642-1687; the Conference ID will be 8391885. Access to the live call and a replay will be available through the Company’s website at www.colonialprop.com under “Investor Relations: Shareholder Information”.

The Company produces a supplemental information package that provides detailed information regarding operating performance, investing activities and the Company’s overall financial position. Additionally, 2004 earnings guidance is available in the supplemental. For a copy of the Company’s detailed Supplemental Financial Highlights, please visit the Company’s website at www.colonialprop.com under the “Investor Relations: Financial Reporting” tab or contact Investor Relations at 800-645-3917.

Company Summary

Colonial Properties Trust is a diversified REIT that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia. Colonial Properties Trust performs development, acquisition, management, leasing and brokerage services for its portfolio and properties owned by third parties. Colonial Properties Trust is a diversified REIT, which has a total market capitalization of $3.4 billion. The cornerstone of Colonial Properties’ success is its live, work and shop diversified investment strategy. The Company manages or leases 22,400 apartment units, 6.8 million square feet of office space and 15.7 million square feet of retail shopping space. Additional information on Colonial Properties Trust is available on the Internet at www.colonialprop.com. The Company, headquartered in Birmingham, Ala., is listed on the New York Stock Exchange under the symbol “CLP” and is included in the S&P SmallCap 600 Index.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which Colonial Properties operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

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Contact: Sandra Lee Robertson, Senior Vice President — Finance, 205.250.8788

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

BALANCE SHEET
($ in 000s)

	As of	As of
	6/30/2004	12/31/2003
ASSETS
Real Estate Investments
Operating Properties	$2,662,134	$2,378,835
Undeveloped Land & Construction in Progress	113,824	114,262

Total Real Estate, before Depreciation	2,775,958	2,493,097
Less: Accumulated Depreciation	(457,842)	(419,827)
Real estate assets held for sale, net	15,354	11,691

Net Real Estate Assets	2,333,470	2,084,961
Cash and Equivalents	35,617	8,070
Restricted Cash	2,024	1,879
Accounts Receivable, net	9,313	10,262
Notes Receivable	4,166	2,504
Prepaid Expenses	5,738	6,587
Deferred Debt and Lease Costs	32,204	25,832
Investment in Unconsolidated Subsidiaries	54,383	37,496
Other Assets	31,804	17,336

Total Assets	$2,508,719	$2,194,927

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$—	$205,935
Notes and Mortgages Payable	1,564,609	1,050,145
Mortgages Payable related to real estate held for sale	3,400	11,785

Total Long-Term Liabilities	1,568,009	1,267,865
Other Liabilities	67,156	55,275

Total Liabilities	1,635,165	1,323,140
MINORITY INTEREST & EQUITY
Minority Interest	1,575	—
Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	596,979	596,787

Total Equity, including Minority Interest	873,554	871,787

Total Liabilities and Equity	$2,508,719	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	6/30/2004	12/31/2003
Basic
Shares	27,191	26,395
Operating Partnership Units (OP Units)	10,345	10,361

Total Shares & OP Units	37,536	36,756
Dilutive Common Share Equivalents	336	266
Diluted
Shares	27,527	26,661
Total Shares & OP Units	37,872	37,022

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COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Revenue
Minimum Rent	$71,896	$64,575	11.3%	$140,991	$128,558	9.7%
Percentage Rent	641	601	6.7%	1,321	1,169	13.0%
Tenant Recoveries	9,512	10,077	-5.6%	19,158	20,121	-4.8%
Other Property Related Revenue	5,282	6,471	-18.4%	9,798	11,570	-15.3%
Other Non-Property Related Revenue	1,380	1,608	-14.2%	2,676	2,707	-1.1%

Total Revenue	88,711	83,332	6.5%	173,944	164,125	6.0%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,323	5,872	7.7%	12,400	11,596	6.9%
Salaries and Benefits	4,348	3,814	14.0%	8,356	7,407	12.8%
Repairs and Maintenance	9,501	8,733	8.8%	17,902	16,873	6.1%
Taxes, Licenses, and Insurance	8,109	7,726	5.0%	16,301	15,502	5.2%

Total Property Operating Expenses	28,281	26,145	8.2%	54,959	51,378	7.0%
General and Administrative	5,678	5,262	7.9%	11,217	10,065	11.4%
Depreciation	21,649	19,862	9.0%	42,415	39,104	8.5%
Amortization	2,706	1,898	42.6%	5,261	3,857	36.4%

Total Operating Expenses	58,314	53,167	9.7%	113,852	104,404	9.0%

Income from Operations	30,397	30,165	0.8%	60,092	59,721	0.6%
Other Income (Expense)
Interest Expense	(18,320)	(16,929)	8.2%	(34,628)	(33,232)	4.2%
Income from Investments	312	1	31100.0%	561	83	575.9%
Gain (Loss) on Hedging Activities	160	(79)	-302.5%	80	(316)	-125.3%
Gain on Sale of Property	1,117	2,324	-51.9%	2,119	2,355	-10.0%
Other	(87)	167	-152.1%	(107)	349	-130.7%

Total Other Expense	(16,818)	(14,516)	15.9%	(31,975)	(30,761)	3.9%

Income before Minority Interest & Discontinued Operations	13,579	15,649	-13.2%	28,117	28,960	-2.9%
Minority Interest
Minority Interest of limited partners	(10)	—	(10)	—
Minority Interest in CRLP — Preferred	(1,813)	(2,218)	-18.3%	(3,868)	(4,438)	-12.8%
Minority Interest in CRLP — Common	(2,270)	(1,504)	50.9%	(4,743)	(3,818)	24.2%

Total Minority Interest	(4,093)	(3,722)	10.0%	(8,621)	(8,256)	4.4%

Income from Continuing Operations	9,486	11,927	-20.5%	19,496	20,704	-5.8%
Discontinued Operations
Income from Discontinued Operations	352	481	-26.8%	765	1,275	-40.0%
Gain (Loss) on Disposal of Discontinued Operations	491	(47)	-1144.7%	9,882	9,579	3.2%
Minority Interest in Discontinued Operations	(193)	(130)	48.5%	(2,922)	(3,327)	-12.2%

Income from Discontinued Operations	650	304	113.8%	7,725	7,527	2.6%

Net Income	10,136	12,231	-17.1%	27,221	28,231	-3.6%

Dividends to Preferred Shareholders	(3,695)	(3,973)	-7.0%	(7,391)	(7,863)	-6.0%
Preferred Share Issuance Costs	—	(4,451)	-100.0%	—	(4,451)	-100.0%

Net Income Available to Common Shareholders	$6,441	$3,807	69.2%	$19,830	$15,917	24.6%

Earnings per Share — Basic
Continuing Operations	$0.21	$0.15	40.0%	$0.45	$0.35	28.6%
Discontinued Operations	0.02	0.01	100.0%	0.29	0.32	-9.4%

EPS — Basic	$0.24	$0.16	50.0%	$0.74	$0.67	10.4%

Earnings per Share — Diluted
Continuing Operations	$0.21	$0.14	50.0%	$0.44	$0.35	25.7%
Discontinued Operations	0.02	0.01	100.0%	0.28	0.31	-9.7%

EPS — Diluted	$0.24	$0.15	60.0%	$0.73	$0.66	10.6%

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COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Net Income Available to Common Shareholders	$6,441	$3,807	69.2%	$19,830	$15,917	24.6%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,463	1,634	50.7%	7,665	7,145	7.3%

Total	8,904	5,441	63.6%	27,495	23,062	19.2%
Adjustments — Consolidated Properties
Depreciation — Real Estate	21,554	19,806	8.8%	42,282	39,187	7.9%
Amortization — Real Estate	1,797	1,018	76.5%	3,196	2,143	49.1%
Remove: Gain/(Loss) on Sale of Property	(811)	(2,277)	-64.4%	(11,204)	(11,934)	-6.1%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,115	2,004	-44.4%	2,123	2,155	-1.5%

Total Adjustments — Consolidated	23,655	20,551	15.1%	36,397	31,551	15.4%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	918	942	-2.5%	1,959	1,882	4.1%
Amortization — Real Estate	20	23	-13.0%	36	55	-34.5%
Remove: Gain/(Loss) on Sale of Property	(799)	(3)	26533.3%	(799)	(3)	26533.3%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—

Total Adjustments — Unconsolidated	139	962	-85.6%	1,196	1,934	-38.2%

Funds from Operations	$32,698	$26,954	21.3%	$65,088	$56,547	15.1%

FFO per Share
Basic	$0.87	$0.78	12.5%	$1.75	$1.65	5.9%
Diluted	$0.87	$0.77	12.4%	$1.73	$1.64	5.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Basic
Shares	27,089	24,312	11.4%	26,880	23,777	13.0%
Operating Partnership Units (OP Units)	10,358	10,420	-0.6%	10,360	10,497	-1.3%

Total Shares & OP Units	37,447	34,732	7.8%	37,239	34,274	8.7%
Dilutive Common Share Equivalents	293	250	17.3%	336	204	64.7%
Diluted
Shares	27,382	24,562	11.5%	27,216	23,981	13.5%
Total Shares & OP Units	37,740	34,982	7.9%	37,575	34,478	9.0%

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COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2004

SECOND QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Six Months Ended
	6/30/2004	6/30/2003		6/30/2004	6/30/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	15,406	14,762	4.4%	30,320	29,418	3.1%
Office	15,653	18,161	-13.8%	31,316	33,984	-7.9%
Retail	24,832	24,307	2.2%	50,404	49,808	1.2%

Total Same-Property	55,891	57,230	-2.3%	112,040	113,210	-1.0%
Less: Unconsolidated Assets	(1,737)	(1,769)		(3,639)	(3,577)

Same-Property NOI, Consolidated	54,154	55,461		108,401	109,633

Divisional Non Same-Property NOI
Multifamily	2,316	400		3,577	1,069
Office	1,616	(7)		2,954	53
Retail	1,914	1,265		3,540	2,978

Total Non-Same Property	5,846	1,658		10,071	4,100
Less: Unconsolidated Assets	(417)	(442)		(713)	(903)

Non Same-Property NOI, Consolidated	5,429	1,216		9,358	3,197
Divisional Total NOI
Multifamily	17,722	15,162	16.9%	33,897	30,487	11.2%
Office	17,269	18,154	-4.9%	34,270	34,037	0.7%
Retail	26,746	25,572	4.6%	53,944	52,786	2.2%

Total Divisional NOI	61,737	58,888	4.8%	122,111	117,310	4.1%
Less: NOI, Unconsolidated	(2,154)	(2,211)		(4,352)	(4,480)
Less: Discontinued Operations	(530)	(1,041)		(1,331)	(2,576)
Unallocated Corporate Rev	1,380	1,588		2,676	2,571
Other Expense	(3)	(37)		(119)	(78)
General & Administrative Expenses	(5,678)	(5,262)		(11,217)	(10,065)
Depreciation	(21,649)	(19,862)		(42,415)	(39,104)
Amortization	(2,706)	(1,898)		(5,261)	(3,857)

Income from Operations, restated for additional discontinued operations	30,397	30,165		60,092	59,721
Total Other Income (Expense)	(16,818)	(14,516)		(31,975)	(30,761)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	13,579	15,649		28,117	28,960

Add: Discontinued Operations Income, post 2Q 2003	—	434		—	981

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	13,579	16,083		28,117	29,941

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

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